4913-7662-6694.5 373915.00003 THIRD AMENDMENT TO FIRST AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF LIMONEIRA LEWIS COMMUNITY BUILDERS, LLC THIS THIRD AMENDMENT TO FIRST AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF LIMONEIRA LEWIS COMMUNITY BUILDERS, LLC ("Amendment"), is entered into effective as of October 31, 2024 (the "Effective Date"), by and among LEWIS SANTA PAULA MEMBER, LLC, a Delaware limited liability company ("Lewis"), and LIMONEIRA EA1 LAND, LLC, a Delaware limited liability company ("Limoneira"), as the members, and Lewis, as the manager of Limoneira Lewis Community Builders, LLC, a Delaware limited liability company (the "Company"). Except where otherwise defined herein, the capitalized terms used in this Amendment have the respective meanings assigned to such terms in the Agreement (as defined in Recital A below). This Amendment is entered into with reference to the following facts and circumstances: R E C I T A L S: A. The Company is governed by that certain First Amended and Restated Limited Liability Company Agreement of Limoneira Lewis Community Builders, LLC, entered into as of November 10, 2015, as amended by that certain First Amendment to First Amended and Restated Limited Liability Company Agreement of Limoneira Lewis Community Builders, LLC entered into on October 25, 2022, and that certain Second Amendment to First Amended and Restated Limited Liability Company Agreement of Limoneira Lewis Community Builders, LLC, entered into effective as of June 1, 2024 (collectively, the "Agreement"). B. The Members have agreed to revise the manner in which Net Cash Flow is distributed to the Members for the period from and after the Effective Date. C. The obligation of each Member to contribute additional capital to the Company (together with certain other obligations) was previously guaranteed (i) in the case of Lewis, by Lewis Guarantor pursuant to that certain Joinder of Lewis Guarantors attached to the Agreement (the "Lewis Joinder"), and (ii) in the case of Limoneira, by Limoneira Guarantor pursuant to that certain Joinder of Limoneira Guarantor attached to the Agreement (the "Limoneira Joinder"). D. As an inducement for each Member to execute and deliver this Amendment, each of Lewis Guarantor and Limoneira Guarantor has agreed to execute and deliver the Consent and Reaffirmation of Guarantors attached to this Amendment, whereby such Lewis Guarantor and Limoneira Guarantor shall (i) consent to the execution and delivery of this Amendment, and (ii) reaffirm the guaranty provided by Lewis Guarantor and Limoneira Guarantor under the Lewis Joinder and the Limoneira Joinder, respectively. E. The Members now desire to enter into this Amendment (i) to revise the manner in which Net Cash Flow is distributed to the Members, and (ii) to provide for each Lewis Guarantor and Limoneira Guarantor to execute and deliver the Consent and Reaffirmation of Guarantors attached to this Amendment. Docusign Envelope ID: B1D31AF7-BE78-4E47-B398-1F64267A7424

4913-7662-6694.5 373915.00003 -2- NOW, THEREFORE, in consideration of the foregoing Recitals, the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Agreement as follows: A G R E E M E N T: 1. Distributions of Net Cash Flow. Section 4.1 of the Agreement is hereby deleted in its entirety and replaced with the following: "4.1 Distributions of Net Cash Flow. Except as provided in Sections 4.2 and 9.2(b), distributions of Net Cash Flow, if available, shall be distributed to the Members on a quarterly basis (or at such more frequent intervals as the Executive Committee may determine) in amounts reasonably determined by the Executive Committee, in the following order of priority: (a) First, to the Members in proportion to, and to the extent of, their respective Additional Capital Contribution IRR Deficiencies (as defined on Exhibit E) provided the aggregate amount to be distributed to the Members pursuant to this Section 4.1(a) shall not exceed Ninety-Five Million Dollars ($95,000,000); (b) Second, forty-eight percent (48%) to Limoneira and fifty-two percent (52%) to Lewis until the Company has made aggregate distributions to the Members pursuant to this Section 4.1(b) in an amount equal to Fifty-Eight Million Eight Hundred Fifty Thousand Dollars ($58,850,000); (c) Third, one hundred percent (100%) to Limoneira until the Company has made aggregate distributions to Limoneira pursuant to this Section 4.1(c) in an amount equal to Three Million Seven Hundred Thousand Dollars ($3,700,000); (d) Fourth, one hundred percent (100%) to Lewis until the Company has made aggregate distributions to Lewis pursuant to this Section 4.1(d) in an amount equal to Four Million Eight Thousand Three Hundred Thirty-Three Dollars ($4,008,333); (e) Fifth, to the Members in proportion to, and to the extent of, their respective Additional Capital Contribution IRR Deficiencies (if any), until each Member's Additional Capital Contribution IRR Deficiency is reduced to zero (0); (f) Sixth, forty-eight percent (48%) to Limoneira and fifty-two percent (52%) to Lewis until Lewis' Initial Capital Contribution IRR Deficiency (as defined on Exhibit E) is reduced to zero (0); (g) Seventh, twenty-five percent (25%) to Limoneira and seventy-five percent (75%) to Lewis until the Company has made aggregate distributions to the Members pursuant to this Section 4.1(g) in an amount equal to Ten Million Dollars ($10,000,000); Docusign Envelope ID: B1D31AF7-BE78-4E47-B398-1F64267A7424

4913-7662-6694.5 373915.00003 -3- (h) Eighth, sixty percent (60%) to Limoneira and forty percent (40%) to Lewis until the Company has made aggregate distributions to the Members pursuant to this Section 4.1(h) in an amount equal to Twenty Million Dollars ($20,000,000); (i) Ninth, fifty percent (50%) to Limoneira and fifty percent (50%) to Lewis until the Company has made aggregate distributions to the Members pursuant to this Section 4.1(i) in an amount equal to Twenty Million Dollars ($20,000,000); (j) Tenth, seventy-eight percent (78%) to Limoneira and twenty-two percent (22%) to Lewis until the Company has made aggregate distributions to the Members pursuant to this Section 4.1(j) in an amount equal to Twenty-Five Million Dollars ($25,000,000); (k) Eleventh, ninety-five percent (95%) to Limoneira and five percent (5%) to Lewis until the Company has made aggregate distributions to the Members pursuant to this Section 4.1(k) in an amount equal to Twenty Million Dollars ($20,000,000); and (l) Thereafter, seventy percent (70%) to Limoneira and thirty percent (30%) to Lewis." 2. The definition of "Initial Capital Contribution IRR Deficiency" set forth in Paragraph A of Exhibit E is hereby deleted in its entirety and replaced with the following: "A. INITIAL CAPITAL CONTRIBUTIONS. The 'Initial Capital Contribution IRR Deficiency' of Lewis as of any particular date means the amount by which (1) the future value (as of such date) at 12% per annum, compounded annually, of all Initial Capital Contributions made by Lewis on or before such date (which shall include both such Initial Capital Contributions themselves and an annually compounded return on such Initial Capital Contributions using such 12% rate), exceeds (2) the future value (as of such date) at 12% per annum, compounded annually, of all distributions to Lewis under Section 4.1(b), Section 4.1(d) and Section 4.1(f) (excluding, however, any distribution to be made on such date and with respect to which such calculation is being made) made on or before such date (which shall include both such distributions themselves and an annually compounded return on such distributions using such 12% rate)." 3. The definition of "Additional Capital Contribution IRR Deficiency" set forth in Paragraph B of Exhibit E is hereby deleted in its entirety and replaced with the following: "B. ADDITIONAL CAPITAL CONTRIBUTIONS. The 'Additional Capital Contribution IRR Deficiency' of a Member as of any particular date means the amount by which (1) the future value (as of such date) at 12% per annum, compounded annually, of all Additional Capital Contributions made by such Member on or before such date (which shall include both such Additional Capital Contributions themselves and an annually compounded return on such Additional Capital Contributions using such 12% rate), exceeds (2) the future value (as of such date) at 12% per annum, compounded annually, of all distributions to such Member under Section 4.1(a) and Section 4.1(e) and all reimbursements to such Member under Section 4.2 (excluding, however, any distribution to be made on such date and with respect to which such calculation is being Docusign Envelope ID: B1D31AF7-BE78-4E47-B398-1F64267A7424

4913-7662-6694.5 373915.00003 -4- made) made on or before such date (which shall include both such distributions themselves and an annually compounded return on such distributions using such 12% rate)." 4. Reaffirmation of Guaranty. As an inducement for each Member to execute and deliver this Amendment, each of Lewis Guarantor and Limoneira Guarantor has agreed to execute and deliver the Consent and Reaffirmation of Guarantors attached to this Amendment, whereby such Lewis Guarantor and Limoneira Guarantor shall (i) consent to the execution and delivery of this Amendment, and (ii) reaffirm the guaranty provided by each such party under the Lewis Joinder or the Limoneira Joinder, as applicable 5. Scope of Representation. EACH MEMBER HEREBY ACKNOWLEDGES AND AGREES THAT (I) ALLEN MATKINS LECK GAMBLE MALLORY & NATSIS LLP HAS ONLY REPRESENTED THE INTERESTS OF LEWIS, AND NOT THE INTERESTS OF LIMONEIRA OR THE COMPANY OR ANY OTHER PARTY (AS A GROUP AND/OR INDIVIDUALLY), AND (II) PIRCHER, NICHOLS & MEEKS HAS ONLY REPRESENTED THE INTERESTS OF LIMONEIRA AND NOT THE INTERESTS OF LEWIS OR THE COMPANY OR ANY OTHER PARTY (AS A GROUP AND/OR INDIVIDUALLY). 6. Miscellaneous (a) Further Acts. Each party hereto agrees to perform any further acts, and to execute and deliver (with acknowledgment, verification, and/or affidavit, if required) any further documents and instruments, as may be reasonably necessary or desirable to implement and/or accomplish the provisions of this Amendment and the transactions contemplated herein. (b) Remainder of the Agreement. Except as expressly modified hereby, all other terms and provisions of the Agreement shall remain in full force and effect, are incorporated herein by this reference, and shall govern the conduct of the parties hereto, provided, however, to the extent of any inconsistency between the provisions of the Agreement and the provisions of this Amendment, the provisions of this Amendment shall control. (c) Entire Agreement. This Amendment and the Agreement (as hereby amended) together contain and constitute the entire agreement among the parties with respect to the subject matter hereof, and this Amendment and the Agreement (as hereby amended) may not be modified, amended, or otherwise changed in any manner, except as provided in the Agreement (as hereby amended). (d) Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original Amendment, but all of which, taken together, shall constitute one (1) and the same Amendment, binding on the parties hereto. The signature of any party hereto to any counterpart hereof shall be deemed a signature to, and may be appended to, any other counterpart hereof. Facsimile, scanned, PDF and other electronic signatures to this Amendment have the same effect as original signatures. (e) Severability. Every provision of this Amendment is intended to be severable. If any term or provision hereof is declared by a court of competent jurisdiction Docusign Envelope ID: B1D31AF7-BE78-4E47-B398-1F64267A7424

4913-7662-6694.5 373915.00003 -5- to be illegal or invalid, then such illegal or invalid terms or provisions shall not affect the other terms and provisions hereof, which terms and provisions shall remain binding and enforceable. (f) No Third-Party Beneficiaries. This Amendment and the Agreement (as hereby amended) are solely for the benefit of the parties hereto, and no other Person is entitled to rely upon or benefit from this Amendment and/or the Agreement (as hereby amended) or any term hereof or thereof. (g) Preservation of Intent. If any provision of this Amendment is determined by any court having jurisdiction to be illegal or in conflict with any laws of any state or jurisdiction, then the parties hereto agree that such provision shall be modified to the extent legally possible so that the intent of this Amendment may be legally carried out. If any provision contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect or for any reason, then the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that all of the parties' rights and privileges shall be enforceable to the fullest extent permitted by law. (h) Rules of Construction. The Paragraph headings used in this Amendment are for reference purposes only, and are not intended to be used in construing this Amendment. As used in this Amendment, where the context so requires, the use of the neuter gender shall include the masculine and the feminine genders, the masculine gender shall include the feminine and neuter, the feminine gender shall include the masculine and neuter, and the singular number shall include the plural, and vice versa. The Recitals set forth in this Amendment are incorporated herein by this reference and expressly made a part of this Amendment for all purposes. The provisions of this Amendment shall be construed and enforced in accordance with the laws of the State of Delaware, and all rights, duties, obligations and remedies shall be governed by the Act without regard to principles of conflict of laws. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in the interpretation of this Amendment, or any portion hereof. [SIGNATURE PAGE FOLLOWS] Docusign Envelope ID: B1D31AF7-BE78-4E47-B398-1F64267A7424

4913-7662-6694.5 373915.00003 -6- IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the Effective Date. MEMBERS: LEWIS SANTA PAULA MEMBER, LLC, a Delaware limited liability company By: Lewis Management Corp., a Delaware corporation Its: Manager By: John M. Goodman Its: Chief Executive Officer and Senior Executive Vice President LIMONEIRA EA1 LAND, LLC a Delaware limited liability company By: Limoneira Company, a Delaware corporation Its: Sole Member By: Name: Mark Palamountain Its: Limoneira Authorized Agent MANAGER: LEWIS SANTA PAULA MEMBER, LLC, a Delaware limited liability company By: Lewis Management Corp., a Delaware corporation Its: Manager By: John M. Goodman Its: Chief Executive Officer and Senior Executive Vice President Docusign Envelope ID: B1D31AF7-BE78-4E47-B398-1F64267A7424

4913-7662-6694.5 373915.00003 CONSENT AND REAFFIRMATION OF LEWIS GUARANTORS The undersigned Lewis Guarantor hereby consents to and approves the execution and delivery of the Third Amendment to First Amended and Restated Limited Liability Company Agreement of Limoneira Lewis Community Builders, LLC (the "Third Amendment") to which this Consent and Reaffirmation of Lewis Guarantors is attached. The Third Amendment amends that certain Limited Liability Company Agreement of Limoneira Lewis Community Builders, LLC entered into effective as of November 10, 2015, as amended by that certain First Amendment to First Amended and Restated Limited Liability Company Agreement of Limoneira Lewis Community Builders, LLC entered into on October 25, 2022, and that certain Second Amendment to First Amended and Restated Limited Liability Company Agreement of Limoneira Lewis Community Builders, LLC, entered into effective as of June 1, 2024 (collectively, the "Agreement"). Lewis Guarantor hereby reaffirms the guaranty to Limoneira of the Guaranteed Obligations (as defined in the Lewis Joinder) previously executed and delivered by such Lewis Guarantor and acknowledges and agrees that such guaranty remains in full force and effect. LEWIS HOLDING COMPANY, L.P., a Delaware limited partnership By: Empire Building Corp. a Nevada corporation Its: Administrative Partner By: Name: John M. Goodman Its: Chief Executive Office and Senior Executive Vice President Docusign Envelope ID: B1D31AF7-BE78-4E47-B398-1F64267A7424

4913-7662-6694.5 373915.00003 CONSENT AND REAFFIRMATION OF LIMONEIRA GUARANTOR The undersigned Limoneira Guarantor hereby consents to and approves the execution and delivery of the Third Amendment to First Amended and Restated Limited Liability Company Agreement of Limoneira Lewis Community Builders, LLC (the "Third Amendment") to which this Consent and Reaffirmation of Limoneira Guarantor is attached. The Third Amendment amends that certain Limited Liability Company Agreement of Limoneira Lewis Community Builders, LLC entered into effective as of November 10, 2015, as amended by that certain First Amendment to First Amended and Restated Limited Liability Company Agreement of Limoneira Lewis Community Builders, LLC entered into on October 25, 2022, and that certain Second Amendment to First Amended and Restated Limited Liability Company Agreement of Limoneira Lewis Community Builders, LLC, entered into effective as of June 1, 2024 (collectively, the "Agreement"). Limoneira Guarantor hereby reaffirms the guaranty to Lewis of the Guaranteed Obligations (as defined in the Limoneira Joinder) previously executed and delivered by Limoneira Guarantor and acknowledges and agrees that such guaranty remains in full force and effect. LIMONEIRA COMPANY, a Delaware corporation By: Name: Mark Palamountain Its: Limoneira Authorized Agent Docusign Envelope ID: B1D31AF7-BE78-4E47-B398-1F64267A7424